AGREEMENT

This Agreement is dated as of December [ ], 2012 (the “Agreement”) is entered into between Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation (“UBPS”), and Continental Stock Transfer & Trust Company, an New York corporation (“Warrant Agent”).

WHEREAS, UBPS and Seller are parties to that certain Warrant Agreement (the “Warrant Agreement”), dated May 13, 2011, by and between UBPS and Warrant Agent;

WHEREAS, on December 11, 2012, a majority of the issued and outstanding holders of the Warrants voted in favor of a proposal terminate the Warrant Agreement at a special meeting of the warrantholders duly called, evidence of which is attached as Exhibit A hereto; and

WHEREAS, in accordance with Section 9.8 of the Warrant Agreement, UBPS and Warrant Agent desire to terminate the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. UBPS and Warrant Agent hereby terminate the Warrant Agreement in accordance with 9 8 thereof.

2. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

3. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

4. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have signed this Amendment as of the date first written above.

Universal business payment solutions acquisition corporation By: /s/ Bipin C. Shah Name: Bipin C. Shah Title: Chief Executive Officer
CONTINENTAL STOCK TRANSFER & TRUST COmpany By: /s/ John W. Comer Name: John W. Comer Title: Vice President